EXHIBIT 99.2


[LOGO OMITTED]

FOR IMMEDIATE RELEASE

CONTACTS:
Carter B. Cromley                                                    Terry Banks
SAVVIS Communications                                          Fleishman-Hillard
(703) 234-8033                                                    (202) 828-9710
carter.cromley@savvis.net                                   bankst@fleishman.com
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                          SAVVIS NAMES GRIER C. RACLIN
        EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND CORPORATE SECRETARY

RACLIN BRINGS 25 YEARS' EXPERIENCE IN LAW AND TECHNOLOGY AND WILL PLAY KEY ROLE
     IN SAVVIS' EXPANSION AS A LEADING GLOBAL PROVIDER OF IP INFRASTRUCTURE

HERNDON, VA, JANUARY 21, 2003 - SAVVIS Communications (NASDAQ: SVVS), a global managed IP and managed hosting services provider, today announced the appointment of Grier C. Raclin as Executive Vice President, General Counsel and Corporate Secretary.

Prior to joining SAVVIS, Mr. Raclin was Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary of London-based Global TeleSystems, Inc., a leading provider of voice, data and related services to businesses throughout Western and Central Europe, Russia and the CIS.

Mr. Raclin's previous positions include Vice Chairman and Managing Partner of the law firm of Gardner Carton & Douglas in Washington, DC and Chicago, Illinois, and Partner in the law firm of Heron, Burchette, Ruckert & Rothwell in Washington, DC, where he specialized in international finance and telecommunications. Raclin holds a J.D. from Northwestern University Law School, and attended business school at the University of Chicago Executive program.

"Grier will be a welcome and integral part of the SAVVIS senior management team, with primary responsibility leading the legal and regulatory functions, and counseling the company on all business, finance, M&A and related matters," SAVVIS CEO and Chairman Robert McCormick said. "In addition to his superb legal background, Grier brings demonstrated experience in the analysis, development, capitalization and negotiation of strategic technology business ventures on a global scale. We're extremely proud to add Grier to our senior team and look forward to taking advantage of his diverse range of expertise and experience."


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ABOUT SAVVIS
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SAVVIS Communications Corp. (NASDAQ:SVVS) is a global managed service provider that delivers IP VPNs, both private and public, and managed hosting services to businesses. SAVVIS targets the financial services industry and other enterprises with demanding network and hosting requirements, such as legal, media, retail, professional services, and healthcare. Known as The Network that Powers Wall Street,(SM) SAVVIS connects to more than 4,700 financial institutions worldwide and provides a portfolio of services via Financial Xchange(SM). Its customer base is 30% financial services, with 80% of its revenue derived from Managed IP VPNs.

SAVVIS' IP VPNs were named Product of the Year by the editors of Network Magazine, surpassing well-known VPN providers such as AT&T, WorldCom, Sprint and Genuity. The company was ranked the eighth fastest-growing technology company in North America on the 2001 Deloitte & Touche Technology Fast 500 and was awarded Frost & Sullivan's 2002 Market Engineering Award for Product Differentiation Innovation for its managed hosting services. SAVVIS was also recently awarded Boardwatch's Service Provider Excellence Award for their virtualized approach to managed hosting.

For more information about SAVVIS' Intelligent IP Network(SM) and managed hosting solutions, visit: http://www.savvis.net.
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Forward-Looking Statements
--------------------------

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although SAVVIS believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be attained. Certain factors that could cause actual results to differ materially from SAVVIS' expectations are set forth as risk factors in SAVVIS' SEC reports and filings, including its annual report on Form 10-K for the year ended December 31, 2001, as filed with the Securities and Exchange Commission on March 29, 2002. Many of these factors are beyond SAVVIS' ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, SAVVIS claims the protection of the safe harbor for forward- looking statements contained in the Private Securities Litigation Reform Act of 1995. SAVVIS assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

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